SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 16, 1999

                         Torque Engineering Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 0-221811                     83-0317306
           --------                 --------                     ----------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


2932 Thorne Drive, Elkhart, Indiana                                70518
-----------------------------------                                -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:(219) 264-2628

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     As stated in the original 8-K filing, on December 16, 1999, the new board of directors of Torque Engineering (formerly Quintessence Oil Co.) engaged Weinberg & Co., P.A., as Torque Engineering's independent accountants to audit its consolidated financial statements for the year ended December 31, 1999.

     Torque Engineering's current management now believes that no audits have ever been performed on the Quintessence Oil Co. financial statements and therefore we will not be receiving a letter addressed to the Securities and Exchange Commission from any prior auditor as required by Item 304(a)(3) of Regulation S-B. Weinberg & Co., P.A. will be auditing prior periods as part of their engagement.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 18, 2000                          Torque Engineering Corporation


                                            By: /s/ Raymond B. Wedel, Jr.
                                            -----------------------------
                                            Raymond B. Wedel, Jr., President